SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)—May 13, 2003

MULTILINK TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

California	000-31851	95-4522566

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Atrium Drive, 2nd Floor, Somerset, New Jersey	08873

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 537-3700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1
Press Release dated May 13, 2003, of the Registrant.

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report on Form 8-K, including the exhibits, is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On May 13, 2003, Multilink Technology Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MULTILINK TECHNOLOGY CORPORATION

Date: May 13, 2003	By:	/S/ RICHARD N. NOTTENBURG

Name: Richard N. Nottenburg Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 13, 2003, of the Registrant.

EXHIBIT INDEX